EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002

Pursuant  to  section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of NeWave, Inc., a Utah corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The quarterly report for the quarter ended September 30, 2005 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  November 25, 2005


/s/  Michael  Hill
--------------------
Michael  Hill
Chief  Executive  Officer



Dated:  November 25, 2005


/s/  Paul  Daniel
----------------------------
Paul  Daniel
Chief  Financial  Officer